UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 27, 2018

CoBiz Financial Inc.

(Exact name of registrant as specified in its charter)

Commission file number 001-15955

Colorado	84-0826324

(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1401 Lawrence St., Ste. 1200 Denver, Colorado	80202

(Address of principal executive offices)	(Zip Code)

(303) 312-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Item 5.07. Submission of Matters to a Vote of Security Holders.

A special meeting (the “Special Meeting”) of CoBiz Financial Inc. (“CoBiz” or the “Company”) was held on September 27, 2018.  A summary of the voting results for each of the following proposals, each of which is described in detail in the proxy statement/prospectus of the Company and BOK Financial Corporation (“BOK”) dated August 17, 2018, is set forth below.

Proposal 1. Merger Proposal.

The Company’s shareholders approved the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 17, 2018, by and among CoBiz, BOK and BOKF Merger Corporation Number Sixteen (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions set forth therein, CoBiz will merge with and into Merger Sub (the “Merger”), with Merger Sub as the surviving corporation in the Merger. The following were tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions”:

Votes For	Votes Against	Abstentions
36,115,907	69,745	104,403

Proposal 2. Compensation Proposal.

The Company’s shareholders did not approve, on a non-binding, advisory basis, the compensation that certain executive officers of the Company may receive that is based on or otherwise relates to the Merger. The following were tabulated votes “For” and “Against” this proposal as well as the number of “Abstentions”:

Votes For	Votes Against	Abstentions
16,888,130	19,262,426	139,499

Proposal 3. Approval of Adjournment of the Special Meeting.

Because a quorum was present at the Special Meeting and Proposal 1 received the affirmative vote of a majority of the outstanding shares of CoBiz common stock entitled to be cast at the Special Meeting by holders of Company common shares, the vote on the proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there had not been sufficient votes to approve Proposal 1 was not called.

Item 8.01 Other Events.

On September 27, 2018, BOK issued a press release announcing the results of the shareholder votes at the Special Meeting. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release issued by BOK Financial Corporation, dated September 27, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CoBiz Financial Inc.

Date: September 27, 2018	/s/	Lyne Andrich
Lyne Andrich
Chief Operating Officer and Chief Financial Officer
CoBiz Financial Inc.